UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-07853

                            Kalmar Pooled Investment Trust

(Exact name of registrant as specified in charter)

Barley Mill House

3701 Kennett Pike

                                    Wilmington, DE  19807

(Address of principal executive offices) (Zip code)

Ford B. Draper, Jr., President

Barley Mill House

3701 Kennett Pike

                                      Wilmington, DE  19807

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-463-6670

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

KALMAR POOLED INVESTMENT TRUST

Kalmar “Growth-with-Value” Small Cap Fund

Annual Report

December 31, 2012

This  report  has been prepared for the general information of Kalmar Pooled Investment Trust shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus. Investors are reminded to read the prospectus carefully before investing or sending money.

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Report from Management

December 31, 2012

January 18, 2013

Dear Fellow Shareholders and Friends:

2012 was a very positive year for U.S. equities overall despite forecasts of muted returns by most strategists, with actual results for the broad indices up in the 14% – 17% range. Returns through the First Quarter had gained nearly that much. However, dramatic sector and leadership shifts and large downs and ups followed, driven by sharp changes in investors’ macroeconomic and political perceptions.

Early in the year on improving global economic/Eurozone outlooks, the smallest, low quality, highest Beta stocks within the Russell 2000 and 2500 indices led returns, though Kalmar’s better companies performed very strongly nevertheless. Then in mid-year on evolving global slowdown worries, a dramatic leadership shift to defensive sectors and away from internationally exposed companies took over. Health Care dominated returns but, ironically to our mind, was propelled by small speculative pharmaceutical and biotech stocks – which Kalmar’s quality growth style avoids because of their cash-burn characteristics and unacceptable “binary risk”. The absence of exposure to these temporarily strongest stocks plus the significant international exposure of our companies – which we believe is a real long term positive – caused the Kalmar “Growth-with-Value” Small Cap Fund (the “Kalmar Fund”) to give up meaningful ground relative to the Russell 2000 Growth index. Over the balance of the year we successfully recovered most of that deficit as the better business quality, strong profit delivery, and improving competitive advantages of our holdings made themselves evident. That accomplishment, we believe, was made possible by good research and steady-at-the-helm commitment to our proven “Growth-with-Value” style, whereas high turnover attempts to anticipate additional sector rotation would have meant getting whipsawed.

The Second Half of 2012 was anything but easy as perceptions of the Big Picture outlook continued to shift. Despite slightly more “Risk On” in December, thematically speaking, “Safety” and “Low Expectations” characterized the performance factors that led returns for that Half. For instance, companies with larger market caps, higher ROE’s, and higher stock prices outperformed. But in contrast, companies with low expectations, the lowest PE’s, low Beta, and the lowest expected future growth also outperformed. It seemed as if investors feared that a deepening global slowdown would eventually catch up to companies lucky or good enough to have grown successfully so far. This represented a very mixed environment relative to Kalmar’s investment style. Our holdings’ somewhat larger market caps and better business quality benefited from the “Safety” element, but the “Low Expectations” factor worked directly against our higher growth focus. To wit, Value outperformed Growth for the first time since 2008 across many indices.

Average Annualized Total Returns % As of December 31, 2012	Quarter	1-Year	2-Year	3-Year	5-Year	10-Year	Since Inception
Kalmar Small Cap “Growth-with-Value” Fund	2.80	13.64	6.87	15.40	4.13	9.58	8.20
Russell 2000® Growth Index	0.45	14.59	5.48	12.82	3.49	9.80	5.34
Russell 2000® Index	1.85	16.35	5.59	12.25	3.56	9.72	7.28
S&P 500 Index	-0.45	15.95	8.83	10.78	1.61	7.06	5.96
Nasdaq Composite	-3.10	15.91	6.69	9.99	2.63	8.50	5.84

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Report from Management — continued

Note: The Fund’s inception date is 4/11/97. The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal values will fluctuate, and upon redemption shares may be worth more or less than original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Contact the investment adviser at 800-463-6670 to obtain performance current to the most recent month-end. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund’s annual gross operating expense, as stated in the current prospectus, is 1.45%. This rate can fluctuate and may differ from that printed in the prospectus. The Fund imposes a 2.0% redemption fee on shares redeemed within 90 days of purchase. Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity. You cannot invest directly in an index.

Despite these conflicting influences, the Kalmar Fund outperformed the Russell 2000 Growth index substantially in the Fourth Quarter, though slightly underperformed for the full year. We see this as a solid yearly outcome for shareholders and continued evidence of the benefits of a low turnover, bottom-up growth approach driven by original creative research. A manager’s skill and ability to add value is better evaluated over more extended periods, which is why we are pleased by our several year results, particularly in such a challenging macro-dominated environment.

Fourth Quarter Performance Attribution (Please recall that Kalmar invests bottom-up, not top-down sectorally.)

Looking at performance attribution specifically for the Fourth Quarter, the better relative performance of our particular holdings was complemented by solid contribution from our longer-term, bottom-up-derived sector allocations. With respect to the former, we had notable success with our holdings in the Materials & Processing sector. We also gained ground with our companies in the Technology, Health Care, and Producer Durables sectors, while giving up the most relatively in Consumer Discretionary, followed by smaller amounts in Consumer Staples and Energy. Our underweight in Health Care – still largely influenced by our careful attention to avoiding binary risk in small pharma and biotech companies – contributed the most sectoral advantage, since Health Care was the weakest performing sector in part due to weakness in these very two industries. We were also slightly overweight in the two best performing sectors, Materials & Processing and Producer Durables.

After the sharp sectoral and leadership market psychology shifts in the June through September period, we were pleased in the Fourth Quarter to have many of our holdings rewarded for their positive intrinsic attributes.

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Report from Management — continued

Recent Portfolio Activity

During the Fourth Quarter we purchased 8 new holdings in the Kalmar Fund and sold 10 completely. “Peel the Onion” trim and “Beef Up” decisions were active in our effort to optimize portfolio reward-to-risk. Illustrative examples of recent new purchases include:

•

LivePerson, Inc.[1] (LPSN) Market Cap $730 Million: LivePerson provides a cloud based platform that allows companies to pro-actively connect with consumers through “chat” and content delivery across multiple channels including websites, social media, and mobile devices. Though the company improved its competitive position, product offerings, and sales force in 2012, some minor revenue and earnings misses have provided an opportunity to own a well-positioned company addressing secular growth markets.

•

Conn’s, Inc.[2] (CONN) Market Cap $920 Million: Conn’s is a furniture and appliance retailer operating primarily in Texas and Louisiana that focuses on lower-middle income buyers who typically rely on store credit for large purchases. The company has refocused its product offerings, is remodeling stores, and is accelerating the pace of new store openings from the current base of 66 locations.

•

Bottomline Technologies, Inc.[3] (EPAY) Market Cap $965 Million: EPAY provides collaborative invoice, payment, and document management solutions to a broad range of business customers. We believe its three cloud-based offerings, recent acquisitions, and shift to a software-as-a-service business model may drive meaningful revenue growth against a mostly fixed cost infrastructure.

Portfolio Positioning

Kalmar invests with a forward horizon of one to several years, seeking strong returns with lower risk over longer time frames. We don’t attempt to trade short term themes and sector shifts. Our research is intensely bottom-up focused on developing proprietary conviction in a company’s fundamental ability to deliver above-expectation competitive gains, revenue growth, margin expansion, earnings progress, and cash generation. If we succeed in getting this perceptual research advantage right, over reasonable periods of time historically we have been able to be somewhat less concerned about whether the economy temporarily grows faster or slower since such “Better Growth Businesses” should be well positioned to add significant enterprise value in a relative sense vis-á-vis the economy, their competitors, and the market.

[1]	LivePerson, Inc. (0.3% of the Fund’s net assets as of 12/31/12)
[2]	Conn’s, Inc. (0.6% of the Fund’s net assets as of 12/31/12)
[3]	Bottomline Technologies, Inc. (0.5% of the Fund’s net assets as of 12/31/12)

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Report from Management — continued

That said, our bottom-up research has led the Kalmar Fund to be overweight in the Materials & Processing, Producer Durables, and Technology sectors for quite some time now. These sectors of the economy offer many opportunities to qualify companies with special attributes such as intellectual property, niche expertise, or manufacturing/service dominance, to name a few, that can be leveraged across the globe rather than just in the U.S. Often such companies have relatively fewer competitors, which enhances pricing power, while their regulatory oversight can be less onerous than in other industries. Further, the stocks of certain of these companies trade at moderate multiples of 2013 and 2014 consensus earnings expectations, making for attractive reward-to-risk opportunities particularly when our research can develop a differentiated earnings power assessment for the business.

In contrast, the Kalmar Fund remains underweight in the Health Care and Financial Services sectors. The Health Care underweight results mostly from our oft described risk control discipline to specifically avoid binary risk and other higher risk/lower reward characteristics of many smaller pharmaceutical and biotech companies. Moreover, policy uncertainty related to Obamacare as it will impact Health Care services and reimbursement rates makes it that much more difficult to find companies able to lower costs, improve patient outcomes, and grow unimpeded. We believe better investment opportunities can often be found elsewhere. The same is true of the now more highly regulated Financial Services sector, where we have been systematically underweight for years. This is because most banks, insurers, finance companies, and REIT’s either broadly do not meet our growth investment criteria or have unacceptable transparency risk related to the quality of their assets when they attempt to grow rapidly.

Certain of our high-unit-growth retailers and software-as-a-service companies one by one are reaching relatively higher stock valuations and have become a source of capital for new portfolio ideas. Such higher valuation stocks as well as those whose Beta has risen materially will remain under scrutiny, for instance, as headline risk rises over upcoming budget negotiations in Washington.

Economic and Investment Outlook

Because 2012 had so much economic and political uncertainty and materially changing macro developments, going into the Fall we had received an unusual number of requests to try to help make sense of things – in part because the equity markets had done better under the circumstances than many might have imagined. Accordingly, we lengthened our Third Quarter Outlook comments considerably. So far we believe they were pretty well on track. To refresh, see Kalmar’s Quarterly Commentary dated October 18, 2012 or email cservice@kalmarinvestments.com for a copy.

We concluded that commentary with the following thoughts: “Plenty of risks still exist, of course, prominently including the Fiscal Cliff domestically – though that’s beginning to feel a bit like a Y2K anticlimax since it’s so boringly on everyone’s lips – but a more optimistic view of 2013 is now becoming reasonable. Here’s how it could conceivably play out: Finally the impetus of a strong cyclical driver from housing, along with growth-supportive financial conditions, rising confidence levels and the healing banking system may lead to faster growth, jobs, and income gains next year. The improved wealth effect from these factors and positive inflection in the velocity of

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Report from Management — continued

money could likewise buoy our recovery. In turn, strengthening of the U.S. recovery, buttressed by a plausible easing of the European recession, and stabilization followed by linked economic improvement in China could together boost nominal GDP globally, and accordingly the outlook for revenue and earnings growth. Some approximation of this scenario may allow the market to “look across the valley” to an again rising earnings trajectory – and if so, produce a better market return potential for 2013 than has appeared likely until recently.” As these notions gave signs of playing out, Fourth Quarter equity returns were supported when otherwise there could have been a meaningful correction.

So fast forward. We got through the Fiscal Cliff in discouraging fashion, again postponing even the hard short term decisions which will come to a head again in a few months, let alone grappling with the nation’s severe structural deficit problems. Meanwhile along the lines of the above thoughts, there still appear to be more persuasive positives than negatives for the 2013 outlook. This is the way we see the present balance:

Positives:

1.	Fiscal cliff uncertainty temporarily reduced
2.	Wave of global central bank easing continues; credit market conditions have improved everywhere
3.	Banking system continues to heal here and abroad
4.	Chinese economic engine has restarted
5.	Housing in U.S. continues to strengthen, now a cyclical driver
6.	Eurozone debt crisis quiescent, money supply growth encouraging for economic stabilization
7.	U.S. state & local government job picture goes positive
8.	Oil and gas prices weaken/remain neutral
9.	Enterprise spending potentially is released
10.	Sandy rebuilding provides shot in the arm

Negatives:

1.	Fiscal drag from partial Cliff resolutions, potential sequester, and austerity programs in Europe
2.	More rancorous Washington budget negotiations with no Grand Bargain likely
3.	Failure to reach Grand Bargain precipitates U.S. Debt downgrade
4.	Still deepening European recession potentially reaches damaging tipping point
5.	Iran possibly achieves nuclear payload, Arab Spring/Mid-East remain fluid
6.	Current equity market complacency shaken by unforeseen events, possible debt vigilante uprising
7.	Corporate profit margins potentially weaken
8.	Other bugaboos always lurking; it’s the future after all, it’s unpredictable!

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Report from Management — continued

Kalmar’s hunches about 2013, offered with appropriate humility: Another rewarding year for equities with correction(s) precipitated by Washington mess and renewed worries about serious long term fiscal problems. Sell in May/Recover by Year-End pattern to the markets in 2010-2011-2012 doesn’t repeat in 2013. Smaller Caps outperform Large Caps after marginally beating them in 2012, but in 2013 Small Growth outperforms Small Value. U.S. debt markets produce negative returns and inflation becomes greater concern by year-end. Conventional asset classes again outperform the exotics. China and certain other emerging markets outperform after several weak years. The Republicans don’t learn much. Obama continues to miss need to balance “Social Justice” policies with criticality of reforming runaway entitlements. The promise of Obamacare loses luster, the markets begin to recognize its ultimate costs. Despite Fiscal drag, U.S. consumer spending gains strength on improving wealth effect and better jobs growth. The abandonment of Afghanistan is an embarrassment, rivaled only by Washington itself. Not necessarily in 2013 equity returns but overall, the U.S. remains the best house on the World block.

The general public’s desertion of the Stock Market has been a strategic mistake, keep on keeping the faith.

Organizational Developments

Kalmar continues to offer the best, deepest, most experienced investment and support teams in the firm’s 31-year history. An additional member of the investment team has been invited to become a partner, bringing the total to 15 owners out of 23 employees and representing all functional areas. Motivation and energy levels are high across the board and are devoted to positive achievements for our clients and fellow shareholders.

This brings our best wishes for a successful and productive Winter and a healthy and prosperous New Year.

Yours faithfully,

Kalmar Pooled Investment Trust

Ford B. Draper, Jr. President

KALMAR INVESTMENT ADVISERS

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Report from Management — continued

IMPORTANT INFORMATION

Kalmar’s comments reflect the investment adviser’s general opinions regarding the market, economy, and any stocks mentioned or stock opinions given, were current only as of the date of this letter, and are subject to change at any time. The information provided in this letter is not sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell a particular security.

A preponderant portion of the investments in the Kalmar Fund are in small cap stocks. Investments in small cap stocks involve greater risks than investments in larger, more established companies, are more volatile, and may suffer significant losses. Further, the market for small cap stocks is generally less liquid than the markets for larger stocks, which can contribute to increased price volatility of small cap stocks. Kalmar invests in growth stocks with the potential for significant growth and may be more volatile because they are more sensitive to market conditions. Kalmar may seek to buy these stocks at undervalued prices and this involves the risk that the securities may remain undervalued for an extended period of time and may not realize its full potential. Market or economic conditions can vary widely over time and can result in a loss of portfolio value.

Current and future portfolio holdings are subject to risk. There is no guarantee that the Kalmar Fund will continue to hold any one particular security or stay invested in any one particular sector. The performance of any single portfolio holding is no indication of the performance of other portfolio holdings or of the performance of the Fund itself. The Kalmar “Growth-with-Value” Small Cap Fund held the position weights referenced as of 12/31/12. The market cap values are shown at time of purchase.

The Kalmar “Growth-with-Value” Small Cap Fund’s benchmark is the Russell 2000® Growth Index. The Russell 2000® Growth Index is reconstituted annually and measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates. The Russell 2000® Index covers up to 2,000 companies in the U.S. market. The Russell 2000® Index and Russell 2000 Growth® Index are registered trademarks of Russell Investments. Russell is a trademark of Russell Investments.

For comparative purposes, the S&P 500 and NASDAQ Composite indices are shown. The S&P 500 Index is an unmanaged group of securities generally considered to represent the performance of the large capitalization sector of the U.S. equity securities market. The S&P 500 Index returns reflect reinvestment of dividends. The NASDAQ Composite Index is an unmanaged, broad based index of over 5,000 stocks that consist of all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ stock market. The NASDAQ Composite Index is market-value weighted.

The indices mentioned herein are unmanaged and not available for direct investment. Unlike a mutual fund, the performance of these indices assumes no taxes, transaction costs, management fees or other expenses.

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Report from Management — continued

ROE (Return on equity) measures a corporation’s profitability by revealing how much profit a company generates with the money shareholders have invested. Beta measures a portfolio’s sensitivity to market movements. The beta of the market is 1.00 by definition. The P/E or Price/Earnings ratio is a valuation ratio of a company’s current share price compared to its actual earnings per share over the last twelve months.

Shares of the Kalmar Pooled Investment Trust are distributed by Foreside Funds Distributors LLC, Berwyn, PA., not an adviser affiliate.

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Report from Management — concluded

Kalmar Pooled Investment Trust — “Growth-with-Value” Small Cap Fund

Growth of $10,000 vs. The Russell 2000 Growth® Index and The Russell 2000® Index

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling 800-463-6670. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund’s annual gross operating expense, as stated in the current prospectus, is 1.45%. This rate can fluctuate and may differ from the actual expenses incurred for the period covered by this report. The Fund imposes a 2% redemption fee calculated as a percentage of the amount redeemed and is charged only if shares are redeemed within 90 days of purchase.

The Russell 2000 Growth® and the Russell 2000® indices are unmanaged stock market indices and do not reflect any asset-based charges for investment management or transaction expenses. It is not possible to invest directly into an index.

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Fund Expense Example

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six months ended December 31, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Six Months Ended December 31, 2012” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Kalmar “Growth-with-Value” Small-Cap Fund
	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Six Months Ended December 31, 2012*
Actual	$1,000.00	$1,054.00	$7.64
Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	$7.53

*	Expenses are equal to the Fund’s annualized expense ratio of 1.48% multiplied by the average account value over the period, multiplied by 184 days/366 days (to reflect the one-half year period). The Fund’s ending account value on the first line in the table is based on its actual total return of 5.40% for the six-month period of July 1, 2012 to December 31, 2012.

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Portfolio Holdings Summary Table

December 31, 2012

(Unaudited)

	% of Net Assets	Value
Common Stock:
Technology	26.7%	$116,253,377
Consumer Discretionary	18.9	82,375,270
Producer Durables	18.8	81,709,004
Materials & Processing	12.6	54,981,079
Healthcare	9.1	39,635,476
Energy	6.6	28,725,138
Financial Services	4.1	17,926,857
Consumer Staples	2.2	9,493,736
Exchange-Traded Funds	1.8	7,747,750
Securities Lending Collateral	18.7	81,271,841

Total Investments	119.5	520,119,528
Liabilities In Excess Of Other Assets	(19.5)	(84,717,488)

NET ASSETS — 100.0%	100.0%	$435,402,040

See Accompanying Notes to Financial Statements

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Schedule of Investments

December 31, 2012

	Shares	Value (Note 2)

COMMON STOCK — 99.0%
Consumer Discretionary — 18.9%
ADVERTISING AGENCIES — 0.1%
Constant Contact, Inc. * (a)	41,240	$586,020

AUTO PARTS — 2.3%
Gentex Corp.	241,295	4,541,172
LKQ Corp. *	248,750	5,248,625

		9,789,797

COSMETICS — 1.6%
Elizabeth Arden, Inc. * (a)	152,500	6,864,025

ENTERTAINMENT — 2.3%
Imax Corp. (Canada) * (a)	287,370	6,460,078
Live Nation Entertainment, Inc. *	399,495	3,719,298

		10,179,376

LEISURE TIME — 2.7%
Life Time Fitness, Inc. *	241,610	11,889,628

RESTAURANTS — 1.4%
BJ’s Restaurants, Inc. *	129,880	4,273,052
Bravo Brio Restaurant Group, Inc. *	123,995	1,665,253

		5,938,305

SPECIALTY RETAIL — 6.4%
Conn’s, Inc. * (a)	79,235	2,430,930
DSW, Inc. (A Shares)	152,530	10,019,696
Tile Shop Holdings, Inc. * (a)	23,000	387,090
Tractor Supply Co.	59,680	5,273,325
Ulta Salon Cosmetics & Fragrance, Inc. *	71,340	7,009,868
Zumiez, Inc. * (a)	146,005	2,833,957

		27,954,866

See Accompanying Notes to Financial Statements

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Schedule of Investments — continued

December 31, 2012

	Shares	Value (Note 2)

Consumer Discretionary — (Continued)
TEXTILES APPAREL & SHOES — 2.1%
Oxford Industries, Inc.	197,870	$9,173,253

TOTAL CONSUMER DISCRETIONARY		82,375,270

Consumer Staples — 2.2%
FOODS — 2.2%
United Natural Foods, Inc. *	177,155	9,493,736

TOTAL CONSUMER STAPLES		9,493,736

Energy — 6.6%
OFFSHORE DRILLING & OTHER SERVICES — 1.1%
Atwood Oceanics, Inc. *	107,925	4,941,886

OIL WELL SERVICES & EQUIPMENT — 1.2%
Core Laboratories N.V.	45,925	5,020,062

OIL: CRUDE PRODUCERS — 4.3%
Approach Resources, Inc. * (a)	148,290	3,708,733
Magnum Hunter Resources Corp. * (a)	1,025,845	4,093,121
PDC Energy, Inc. *	160,570	5,332,530
Rex Energy Corp. * (a)	432,320	5,628,806

		18,763,190

TOTAL ENERGY		28,725,138

Financial Services — 4.1%
ASSET MANAGEMENT & CUSTODIAN — 0.9%
Financial Engines, Inc. * (a)	135,300	3,754,575

See Accompanying Notes to Financial Statements

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Schedule of Investments — continued

December 31, 2012

	Shares	Value (Note 2)

Financial Services — (Continued)
FINANCIAL DATA & SYSTEMS — 3.2%
Alliance Data Systems Corp. * (a)	63,285	$9,161,137
WageWorks, Inc. *	281,525	5,011,145

		14,172,282

TOTAL FINANCIAL SERVICES		17,926,857

Healthcare — 9.1%
HEALTHCARE SERVICES — 0.8%
Vocera Communications, Inc. * (a)	129,240	3,243,924

MEDICAL & DENTAL INSTRUMENTS & SUPPLIES — 4.5%
Cooper Companies, Inc. (The)	127,560	11,796,749
ResMed, Inc. (a)	124,550	5,177,543
Volcano Corp. *	117,116	2,765,109

		19,739,401

MEDICAL EQUIPMENT — 2.2%
Luminex Corp. *	292,285	4,898,697
Spectranetics Corp. *	319,925	4,725,292

		9,623,989

PHARMACEUTICALS — 1.6%
Akorn, Inc. * (a)	526,060	7,028,162

TOTAL HEALTHCARE		39,635,476

Materials & Processing — 12.6%
BUILDING MATERIALS — 1.9%
NCI Building Systems, Inc. *	282,525	3,927,097
Trex Co., Inc. * (a)	112,985	4,206,431

		8,133,528

See Accompanying Notes to Financial Statements

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Schedule of Investments — continued

December 31, 2012

	Shares	Value (Note 2)

Materials & Processing — (Continued)
CHEMICALS: DIVERSIFIED — 4.7%
Albemarle Corp.	129,095	$8,019,381
PolyOne Corp.	607,890	12,413,114

		20,432,495

CHEMICALS: SPECIALTY — 2.5%
Polypore International, Inc. * (a)	235,090	10,931,685

DIVERSIFIED MATERIALS & PROCESSING — 2.5%
Belden, Inc.	243,330	10,947,417

STEEL — 1.0%
Carpenter Technology Corp.	87,855	4,535,954

TOTAL MATERIALS & PROCESSING		54,981,079

Producer Durables — 18.8%
AIR TRANSPORT — 0.9%
Atlas Air Worldwide Holdings, Inc. *	84,020	3,722,926

BACK OFFICE SUPPORT, HR, AND CONSULTING — 1.4%
Corporate Executive Board Co.	73,765	3,500,887
WNS Holdings, Ltd., ADR *	242,529	2,527,152

		6,028,039

COMMERCIAL SERVICES: RENTAL & LEASING — 1.7%
Mobile Mini, Inc. *	363,155	7,564,519

ENGINEERING & CONTRACTING SERVICES — 2.0%
Chicago Bridge & Iron Co. N.V. (Netherlands)	189,885	8,801,170

ENVIRONMENTAL, MAINTENANCE, AND SECURITY SERVICES — 0.1%
GSE Holding, Inc. *	83,730	519,126

See Accompanying Notes to Financial Statements

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Schedule of Investments — continued

December 31, 2012

	Shares	Value (Note 2)

Producer Durables — (Continued)
INTERNATIONAL TRADE AND DIVERSIFIED LOGISTICS — 2.5%
MSC Industrial Direct Co., Inc. (A Shares)	143,460	$10,814,015

MACHINERY: INDUSTRIAL — 6.2%
Kennametal, Inc.	138,325	5,533,000
Middleby Corp. * (a)	83,185	10,665,149
Rexnord Corp. * (a)	101,365	2,159,074
Tennant Co.	192,305	8,451,805

		26,809,028

SCIENTIFIC INSTRUMENTS: ELECTRICAL — 1.8%
A.O. Smith Corp.	51,850	3,270,179
EnerSys, Inc. *	122,680	4,616,448

		7,886,627

SCIENTIFIC INSTRUMENTS: POLLUTION CONTROL — 0.1%
Clean Harbors, Inc. *	11,585	637,291

SHIPPING — 0.8%
UTi Worldwide, Inc.	245,550	3,290,370

TRUCKERS — 1.3%
Celadon Group, Inc.	184,825	3,339,788
Knight Transportation, Inc.	156,945	2,296,105

		5,635,893

TOTAL PRODUCER DURABLES		81,709,004

See Accompanying Notes to Financial Statements

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Schedule of Investments — continued

December 31, 2012

	Shares	Value (Note 2)

Technology — 26.7%
COMMUNICATIONS TECHNOLOGY — 2.2%
ADTRAN, Inc. (a)	133,605	$2,610,642
Finisar Corp. * (a)	154,575	2,519,572
NICE-Systems, Ltd., Sponsored ADR *	128,710	4,309,211

		9,439,425

COMPUTER SERVICES SOFTWARE & SYSTEMS — 15.2%
Acxiom Corp. *	561,185	9,798,290
Bankrate, Inc. * (a)	349,315	4,348,972
Bottomline Technologies, Inc. *	88,095	2,324,827
DealerTrack Holdings, Inc. *	325,880	9,359,274
InterXion Holding NV *	198,295	4,711,489
LivePerson, Inc. *	93,055	1,222,743
MICROS Systems, Inc. *	107,210	4,549,992
NIC, Inc.	402,137	6,570,919
Pegasystems, Inc. (a)	164,090	3,721,561
Rovi Corp. *	157,297	2,427,093
Sapient Corp. *	603,045	6,368,155
Syntel, Inc.	78,090	4,184,843
Ultimate Software Group, Inc. *	68,485	6,465,669

		66,053,827

ELECTRONIC COMPONENTS — 3.8%
3D Systems Corp. * (a)	129,450	6,906,157
Rogers Corp. *	197,990	9,832,183

		16,738,340

PRODUCTION TECHNOLOGY EQUIPMENT — 2.2%
ATMI, Inc. *	217,795	4,547,560
Teradyne, Inc. * (a)	289,860	4,895,735

		9,443,295

See Accompanying Notes to Financial Statements

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Schedule of Investments — concluded

December 31, 2012

	Shares	Value (Note 2)

Technology — (Continued)
SEMICONDUCTORS & COMPONENTS — 3.3%
Diodes, Inc. *	184,345	$3,198,386
Integrated Device Technology, Inc. *	901,200	6,578,760
MaxLinear, Inc. (A Shares) *	242,130	1,215,493
Power Integrations, Inc.	106,690	3,585,851

		14,578,490

TOTAL TECHNOLOGY		116,253,377

TOTAL COMMON STOCK (COST $313,836,994)		431,099,937

EXCHANGE-TRADED FUNDS — 1.8%
DIVERSIFIED FINANCIAL SERVICES — 1.8%
iShares Russell 2000 Growth Index Fund (a)	81,290	7,747,750

TOTAL EXCHANGE-TRADED FUNDS (COST $7,089,854)		7,747,750

SECURITIES LENDING COLLATERAL — 18.7%
BlackRock Liquidity Funds TempFund Portfolio	81,271,841	81,271,841

TOTAL SECURITIES LENDING COLLATERAL (COST $81,271,841)		81,271,841

TOTAL INVESTMENTS (COST $402,198,688) — 119.5%		520,119,528

LIABILITIES IN EXCESS OF OTHER ASSETS — (19.5)%		(84,717,488)

NET ASSETS — 100.0%		$435,402,040

*	Non-income producing security
ADR	American Depository Receipt
(a)	All or a portion of the security is on loan. See Note 11 in Notes to Financial Statements.

See Accompanying Notes to Financial Statements

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Statement of Assets and Liabilities

As of December 31, 2012
Assets:
Investment in securities, at fair value *
(Cost $402,198,688)	$520,119,528
Receivables for:
Dividends	56,916
Capital shares subscribed	3,206,561
Other assets	268,249

Total Assets	523,651,254

Liabilities:
Payables for:
Securities lending collateral	81,271,841
Investment securities purchased	2,849,901
Bank overdraft	2,130,798
Capital shares redeemed	1,393,678
Advisory fee	366,865
Accrued expenses and other liabilities	236,131

Total Liabilities	88,249,214

Net Assets	$435,402,040

Net Assets Consisted of:
Shares of beneficial interest	$268,796
Additional paid-in capital	317,394,414
Accumulated net realized gain (loss) on investments and foreign currency related transactions	(182,010)
Net unrealized appreciation on investments	117,920,840

Net Assets for 26,879,612 shares outstanding	$435,402,040

Net asset value, offering and redemption price per share ($435,402,040 / 26,879,612 outstanding shares of beneficial interest, $0.01 par value, unlimited authorized shares)	$16.20

*	Includes market value of securities on loan

See Accompanying Notes to Financial Statements

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Statement of Operations

For the Year Ended December 31, 2012
Investment Income:
Dividends (net of $14,182 foreign taxes withheld)	$2,237,761
Securities lending income	978,871

Total income	3,216,632

Expenses:
Advisory fees (Note 6)	4,022,747
Transfer agent fees (Note 6)	993,711
Accounting and administration fees (Note 6)	414,322
Registration fees	116,641
Trustees’ fees	81,812
Legal fees	69,073
Compliance service fees	68,306
Audit and tax fees	39,600
Printing & shareholder report fees	33,354
Custodian fees (Note 6)	32,991
Miscellaneous	59,575

Total expenses	5,932,132

Net investment loss	(2,715,500)

Realized and unrealized gain (loss) from investments
Net realized gain from investments	34,221,460
Net change in unrealized appreciation on investments	15,780,342

Net realized and unrealized gain from investments	50,001,802

Net increase in net assets resulting from operations	$47,286,302

See Accompanying Notes to Financial Statements

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Statements of Changes in Net Assets

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(2,715,500)	$(3,391,857)
Net realized gain from investments and foreign currency related transactions	34,221,460	17,896,682
Net change in unrealized appreciation (depreciation) on investments	15,780,342	(13,570,226)

Net increase in net assets resulting from operations	47,286,302	934,599

Distributions to shareholders:
Net realized capital gains	(31,589,357)	(17,896,692)

Share transactions (a):
Proceeds from shares sold	163,413,277	107,693,691
Proceeds from shares reinvested	21,191,663	13,569,214
Redemption fees (Note 5)	49,258	38,885
Cost of shares redeemed	(96,748,757)	(87,315,998)

Net increase in net assets from share transactions	87,905,441	33,985,792

Total increase in net assets	103,602,386	17,023,699
Net assets:
Beginning of Year	331,799,654	314,775,955

End of Year	$435,402,040	$331,799,654

Accumulated net investment loss	$—	$—

(a) Transactions in shares of beneficial interest were:
Shares sold	9,728,364	6,520,922
Shares reinvested	1,336,170	878,266
Shares redeemed	(5,788,759)	(5,310,654)

Net increase in shares	5,275,775	2,088,534
Shares outstanding — Beginning of Year	21,603,837	19,515,303

Shares outstanding — End of Year	26,879,612	21,603,837

See Accompanying Notes to Financial Statements

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information should be read in conjunction with the financial statements and notes thereto.

	For the Years Ended December 31
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$15.36	$16.13	$12.19	$9.13	$15.30

Investment Operations
Net investment loss	(0.10)	(0.16)	(0.14)	(0.11)	(0.12)
Net realized and unrealized gain (loss) on investments	2.17	0.25	4.36	3.17	(6.05)

Total from investment operations	2.07	0.09	4.22	3.06	(6.17)

Distributions
From net realized gain on investments	(1.23)	(0.86)	(0.28)	—	—

Total distributions	(1.23)	(0.86)	(0.28)	—	—

Net asset value at end of year	$16.20	$15.36	$16.13	$12.19	$9.13

Total return	13.64%	0.50%	34.57%	33.52%	(40.33)%

Ratios to average net assets/Supplemental Data:
Expenses to average net assets	1.47%	1.44%	1.48%	1.46%	1.40%
Net investment loss to average net assets	(0.68)%	(0.99)%	(1.00)%	(1.09)%	(0.94)%
Portfolio turnover rate	34.03%	41.68%	29.12%	32.14%	33.96%
Net assets at end of period (000’s omitted)	$435,402	$331,800	$314,776	$253,273	$213,961

See Accompanying Notes to Financial Statements

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Notes to Financial Statements

For the Year Ended December 31, 2012

1. Organization. The Kalmar “Growth-with-Value” Small Cap Fund (the “Fund”) is the sole series of Kalmar Pooled Investment Trust (the “Trust”), a Delaware statutory trust organized on September 30, 1996. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The investment objective of the Fund is long-term capital appreciation. The Fund commenced investment operations on April 11, 1997.

2. Risk Considerations

Market Risk: Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Counterparty Risk: The Fund may be exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may default. Financial assets, which potentially expose the Fund to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Fund’s exposure to credit and counterparty risks with respect to these financial assets is approximated by their fair value recorded in the Fund’s Statement of Assets and Liabilities.

3. Security Valuation. A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

Common stock and exchange-traded funds: Common stock and exchanged-traded funds are valued at their market value as determined by their last sale price in the principal market in which these securities are normally traded. Securities traded on The Nasdaq Stock Market, Inc. (“NASDAQ”) are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sale price. To the extent these securities are actively traded, valuation adjustments are not applied and they are categorized in Level 1 of the fair value hierarchy. Lacking any sales, the security is valued at the mean between the closing asked and bid price. Restricted securities issued by publicly held companies are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety, otherwise they may be categorized as Level 3.

Open-end mutual funds: Investments in open-end mutual funds, including money market funds and securities lending collateral, are valued at their closing net asset value each business day and are categorized in Level 1 of the fair value hierarchy.

Short-term securities: Short-term investments with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value, unless the Trust’s Board of Trustees determines that this does not represent fair value. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy.

All other securities are valued at fair value as determined in good faith under the direction of the Board of Trustees.

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Notes to Financial Statements — continued

Fair Value Measurements. The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1	—	quoted prices in active markets for identical securities
•	Level 2	—	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3	—	prices determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used, as of December 31, 2012, in valuing the Fund’s assets carried at fair value:

	Total Value at December 31, 2012	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
Common Stock*	$431,099,937	$431,099,937	$—	$—
Exchange-Traded Funds	7,747,750	7,747,750	—	—
Securities Lending Collateral	81,271,841	81,271,841	—	—

Total	$520,119,528	$520,119,528	$—	$—

*	Please refer to the Schedule of Investments for industry breakout.

At the end of each calendar quarter, management evaluates the classification of Level 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities. For the year ended December 31, 2012, there were no transfers between Levels 1, 2 and 3 for the Fund.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) fair value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of gains and losses on investment securities which is due to changes in the foreign exchange rates from that which is due to changes in the market prices of such securities. Foreign security and currency transactions may involve certain

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Notes to Financial Statements — continued

considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Federal Income Taxes. The Fund intends to continue to qualify for treatment as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States (“U.S. GAAP”). These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification.

As of December 31, 2012, the tax cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$402,380,745

Gross tax unrealized appreciation	128,897,252
Gross tax unrealized depreciation	(11,158,469)

Net tax unrealized appreciation on investments	$117,738,783

The temporary difference in book and tax cost is due to wash sale loss deferrals.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (current and prior three tax years) and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

The Regulated Investment Company Modernization Act of 2010 (“RIC Modernization Act”) was signed into law on December 22, 2010. Under the RIC Modernization Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (Calendar Year 2011 for the Fund) indefinitely. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of December 31, 2012, the Fund did not have a capital loss carryforward.

Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Other. Investment security transactions are accounted for on a trade date basis. The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and Federal income tax reporting purposes.

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Notes to Financial Statements — continued

Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuation in exchange rates. Some countries in which the Fund invests require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

4. Purchases and Sales of Investment Securities. During the year ended December 31, 2012, purchases and sales of investment securities (excluding short-term investments) aggregated as follows:

Purchases	$188,499,789
Sales	$130,614,849

5. Redemption Fees. In accordance with the prospectus, the Fund charges a redemption fee of 2% on proceeds from shares redeemed within 90 days following their acquisition. The redemption fee is included as a separate line item under the Share Transactions section on the Statements of Changes in Net Assets.

6. Investment Adviser and Other Services. The Fund employs Kalmar Investment Advisers (the “Adviser”) as its investment adviser. Pursuant to an Investment Advisory Agreement with the Trust, on behalf of the Fund, the Adviser selects investments and supervises the assets of the Fund in accordance with the investment objective, policies and restrictions of the Fund, subject to the supervision and direction of the Board of Trustees of the Trust. For its services, the Adviser is paid a monthly fee of 1.00% on the first $750 million of average daily net assets; 0.975% on the next $250 million of average daily net assets; and 0.95% on amounts exceeding $1 billion average of daily net assets. For the year ended December 31, 2012, investment advisory fees were $4,022,747.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), serves as administrator and accounting services agent for the Trust pursuant to an Administration and Accounting Services Agreement with the Trust. BNY Mellon also serves as transfer agent and dividend disbursing agent of the Fund pursuant to a Transfer Agency Services Agreement with the Trust.

Foreside Funds Distributors LLC (the “Underwriter”), provides principal underwriting services to the Fund pursuant to an Underwriting Services Agreement with the Trust.

The Bank of New York Mellon, serves as Custodian of the assets of the Fund pursuant to a Custodian Services Agreement with the Trust.

Those Trustees who are not “interested persons” of the Fund receive an annual retainer of $10,000, meeting fees of $1,500 and committee meeting fees of $1,000. The aggregate remuneration paid to the Trustees by the Fund during the fiscal year ended December 31, 2012 was $81,812. Trustees of the Fund who are officers or employees of the Adviser are paid by the Adviser and not the Fund. Certain employees of BNY Mellon are officers of the Fund. They are not compensated by the Fund. The Chief Compliance Officer (“CCO”) is an employee of the Adviser. The Fund is responsible for reimbursing the Adviser for a portion of her salary allocated to her duties as the CCO of the Fund.

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Notes to Financial Statements — continued

7. Distributions to Shareholders. Distributions of any net investment income and any net realized gains will be made annually. Additional distributions may be made to the extent necessary to avoid the payment of a 4% excise tax. Distributions to shareholders are recorded on the ex-dividend date.

The tax character of distributions paid during the last two fiscal years was as follows:

	December 31, 2012	December 31, 2011
Distributions paid from:
Long-term capital gains	$31,589,357	$17,896,692

	$31,589,357	$17,896,692

Distributions from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

8. Reclassification in the Capital Accounts. The following permanent difference is primarily attributable to a net operating loss and foreign currency gains/(losses) and has been reclassified to the accounts in the chart below as of December 31, 2012.

Paid-in Capital	Undistributed Net Investment Loss	Accumulated Net Realized Gain
$(83,444)	$2,715,500	$(2,632,056)

9. Components of Distributable Earnings. As of December 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gains	Unrealized Appreciation
$—	$47	$117,738,783

10. Contractual Obligations. The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

11. Securities Lending. The Fund may make secured loans of its portfolio securities to brokers, dealers and other financial institutions to earn additional income and receive collateral equal to at least 100% of the current market value of the loaned securities, as marked to market each day that the net asset value of the Fund is determined. The Fund receives securities lending income in the form of fees or by retaining a portion of interest or dividends on the investment of any cash received or collateral. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. The Fund will pay administrative and custodial fees in connection with the loan of securities. Collateral is invested in short-term investments and the Fund will bear the risk of loss of the invested collateral. Securities lending will expose the Fund to the risk of loss should a borrower default on its obligation to return the borrowed securities. As of December 31, 2012, the market value of the securities on loan and collateral are $81,038,389 and $81,271,841, respectively.

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Notes to Financial Statements — concluded

12. New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). ASU 2011-11 requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. The new disclosure requirements mandate that entities disclose both gross and net information about instruments and transactions eligible for offset in the statement of assets and liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, ASU 2011-11 requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. New disclosures are required for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is evaluating the impact of ASU 2011-11 on the financial statements and disclosures.

13. Subsequent Events. Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events.

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Kalmar Pooled Investment Trust and the Shareholders of Kalmar “Growth-with-Value” Small Cap Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Kalmar “Growth-with-Value” Small Cap Fund (the sole portfolio of Kalmar Pooled Investment Trust) (the “Fund”), as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kalmar “Growth-with-Value” Small Cap Fund (the sole portfolio of Kalmar Pooled Investment Trust) as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Philadelphia, Pennsylvania

February 22, 2013

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Fund Management

(Unaudited)

Information pertaining to the Trustees and Officers of the Trust is set forth below. The statement of additional information contains additional information about the Trustees and is available without charge, upon request, by calling (800) 463-6670. The address of each Trustee and Officer as it relates to the Trust’s business is Barley Mill House, 3701 Kennett Pike, Wilmington, DE 19807.

Name, DOB and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Directorships / Held by Trustee For Past 5 Years
DISINTERESTED TRUSTEES
Wendell Fenton Date of Birth: May 1939 Trustee	Since 1997	Retired since 2009; formerly, Partner, Richards, Layton & Finger (law firm) from 1971 to 2009.	1	None.
Nicholas A. Giordano Date of Birth: March 1943 Trustee	Since 2000	Consultant, financial services organizations since 1997.	1	Trustee, WT Mutual Fund (12 portfolios) (a registered investment company); Director, Independence Blue Cross; Director, Intricon Corp. (producer of medical devices); and Director, The RBB Fund, Inc. (18 portfolios), (a registered investment company).
David M. Reese, Jr. Date of Birth: July 1935 Trustee	Since 1997	Semi-retired since 1996.	1	None.
David D. Wakefield Date of Birth: October 1930 Trustee	Since 1997	Retired private investor since 1997.	1	Formerly, Director, Townsend’s Inc. (food products and services).
INTERESTED TRUSTEE
Ford B. Draper, Jr.[2] Date of Birth: May 1942 Trustee, Chairman, President, Principal Executive Officer	Since 1997	Founder, President, Director, and Chief Investment Officer of Kalmar Investments Inc. since 1982; President, Kalmar Investment Advisers since 1997.	1	None.

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Fund Management — concluded

(Unaudited)

Name, DOB and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Directorships / Held by Trustee For Past 5 Years
OFFICERS WHO ARE NOT TRUSTEES
Ford B. Draper, III[3] Date of Birth: November 1966 Vice President	Since 2000	Managing Director, Trading and Client Services, Kalmar Investments Inc. since 1991 and Kalmar Investment Advisers since 1997.	N/A	N/A
Verna Knowles Date of Birth: November 1945 Treasurer and Chief Financial Officer	Since 1998	Administration Director and Treasurer, Kalmar Investments Inc. since 1998; Trustee and Treasurer, Kalmar Investment Advisers since 1997; President and Director, Books and Balances Ltd. (accounting services) since 1988.	N/A	N/A
Marjorie L. McMenamin Date of Birth: August 1949 Secretary	Since 1998	Operations Director, Kalmar Investments Inc. since 1992; Operations Director, Kalmar Investment Advisers since 1997.	N/A	N/A
Kimberly R. Portmann Date of Birth: January 1967 Chief Compliance Officer	Since 2004	Chief Compliance Officer, Kalmar Investments Inc. and Kalmar Investment Advisers since 2004.	N/A	N/A
Diane J. Drake Date of Birth: July 1967 Assistant Secretary	Since 2005	Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) (formerly PNC Global Investment Servicing (U.S.) Inc.) since 2008.	N/A	N/A
James G. Shaw Date of Birth: October 1960 Assistant Treasurer	Since 2005	Sr. Director and Vice President, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) since 2005.	N/A	N/A

[1]	Each Trustee and Officer serves for an indefinite term, until his or her successor is elected.
[2]	Mr. Ford B. Draper, Jr. is an “interested” Trustee, as defined in the 1940 Act by reason of his affiliation with Kalmar Investment Advisers, the Trust’s investment adviser.
[3]	Mr. Ford B. Draper, III is the son of Ford B. Draper, Jr.

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Other Matters (Unaudited)

1. Proxy Voting Policies and Procedures. Information regarding how the Fund voted proxies relating to portfolio securities for the twelve-month period ended June 30, 2012 and a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 800-463-6670, by accessing the Adviser’s website, www.kalmarinvestments.com, or by accessing the SEC’s website at www.sec.gov.

2. Quarterly Portfolio Schedules. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year on Form N-Q, which are available on the SEC’s website www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

3. Approval of Investment Management Agreement. At the meeting held on November 13, 2012, the Board of Trustees of Kalmar Pooled Investment Trust, including a majority of those Trustees who are not “interested persons” as such term is defined in the Investment Company Act of 1940 (“Independent Trustees”), unanimously approved the continuation of the investment management agreement (the “Agreement”) for an additional one year period. At the direction of the disinterested Trustees, counsel to the Fund sent a letter to the Adviser requesting information to be provided to the Trustees in advance of their November Board meeting. As a result, the Trustees received written information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the costs of services provided and estimated profits realized by the Adviser and its affiliates, (iii) the extent to which economies of scale may be realized as the Fund grows, (iv) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (v) comparisons of advisory fees paid to other registered investment companies, as well as advisory fees paid to the Adviser by other investment companies and institutional clients (vi) the size and qualifications of the Adviser’s portfolio management staff, (vii) a description of the investment decision-making process, sources of information and investment strategies, (viii) investment performance, (ix) brokerage selection procedures (including soft dollar arrangements), (x) compliance with the Fund’s investment objective, policies and practices (including codes of ethics), federal securities laws and other regulatory requirements, (xi) the Adviser’s proxy voting policies and (xii) benefits realized by the Adviser (and its affiliates) from its relationship with the Fund.

The Trustees also received a memorandum from counsel to the Fund describing their duties in connection with advisory contract approvals. In addition to the information provided by the Adviser as described above, the Trustees considered all other factors they believed to be relevant to evaluating the Agreement. The Board also considered and weighed their accumulated experience in governing the Fund and working with Kalmar on matters relating to the Fund, and was assisted in their deliberations by the advice of the Fund’s legal counsel.

With respect to the nature, extent and quality of services provided by the Adviser, the Board reviewed the services performed by the Adviser, the Adviser’s Form ADV, the size of the Adviser’s staff performing services for the Fund and their qualifications and considered the Adviser’s investment philosophy for the Fund. Based on the information provided and the Board’s previous experience with the Adviser, the Board concluded that the nature and extent of services provided by the Adviser were appropriate and that the quality of these services was consistent with the industry norms and that the Fund was expected to benefit from the continued provision of the Adviser’s services.

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Other Matters — concluded (Unaudited)

The Board also reviewed information on the performance of the Fund along with performance information of relevant securities indices and a peer group of mutual funds. The Trustees reviewed the Fund’s performance for the one year, three year, five year, ten year and since inception periods, each ended September 30, 2012, and compared the Fund’s performance against the Russell 2000® Growth Index and the Russell 2000® Index for the same periods. The Trustees noted that the performance for the three year and five year periods, the Fund’s performance exceeded the performance of the indices and the performance for the ten year period was competitive with both indices. The Board also reviewed the performance of the Fund relative to a peer group of other small cap funds selected by the investment adviser and noted that the Fund’s performance was within an acceptable range of performance relative to other mutual funds with similar investment objectives, strategies and policies. The Board also noted that it reviews the investment performance of the Fund on an ongoing basis throughout the year.

The Board also reviewed information on the Fund’s advisory fee and expense ratio in comparison to a peer group of mutual funds. This information showed that the Adviser’s fee and the Fund’s overall expense ratio were within an acceptable range in relation to fees charged by other advisers for managing comparable mutual funds with similar strategies and such other mutual fund’s total expense ratio. The Trustees also considered the fees the Adviser charges to separate accounts that it manages. The Trustees noted that the fees charged to the Fund are similar to the fees charged to the Adviser’s separate accounts, although the Fund’s operations are more complicated and the Fund has additional compliance obligations. The Trustees also noted that, unlike the separate accounts, the Adviser needs to manage the Fund for daily liquidity and for various IRS and compliance tests. The Board concluded that the Adviser’s fees were reasonable in relation to the nature and quality of the services provided. The Board also concluded that the overall expense ratio of the Fund was reasonable, taking into account the size of the Fund, the quality of services provided, and the Fund’s investment performance.

The Board also considered the costs of the services provided by the Adviser and the profits realized by the Adviser from its relationship with the Fund. The Board reviewed the Adviser’s cost allocation methodology as well as the Adviser’s balance sheet and schedule of revenue, expenses and operating income. Based on this information, the Board concluded that the profits realized by the Adviser were reasonable after considering the entrepreneurial and business risks incurred by the Adviser and the costs of providing investment advisory services to the Fund. In addition, the Board considered the extent to which economies of scale may be realized as the Fund grows and whether the Fund’s current advisory breakpoint levels reflect these economies of scale for the benefit of shareholders. The Board determined that economies of scale for the benefit of shareholders should be achieved as assets of the Fund increase as a result of breakpoint reductions in the advisory fee rate at specific asset levels. In addition, the Trustees also considered the Adviser’s efforts to grow the Fund’s assets as economies of scale may be achieved due the ability of the Fund to spread its fixed costs across a larger asset base.

After consideration of all the factors, taking into consideration the information presented at the meeting and previous meetings of the Board and deliberating in executive session, the entire Board, including the Independent Trustees, approved the Fund’s advisory agreement with the Adviser for an additional one-year period ending November 30, 2013. In arriving at their decision the Trustees did not identify any single matter as controlling the Board’s analysis, but made their determination in light of all the circumstances.

KALMAR POOLED INVESTMENT TRUST

PRIVACY POLICY

Kalmar and our employees recognize the importance of protecting the privacy and confidentiality of your nonpublic personal information. To help you better understand how your personal information is protected at Kalmar we are providing you with the following statement describing our practices and policies regarding the collection, use, retention, and security of nonpublic information. In the event you terminate your client relationship with us, or temporarily become inactive, we will continue to adhere to the policies and practices described in this notice.

INFORMATION WE COLLECT

We collect nonpublic personal information about you (and our other clients) from the following sources:

•	Information we receive from you on contracts, fund applications or other forms;

•	Information about your transactions with us, our affiliates or others; and

•	Information we receive from you through conversations on the telephone or in person and written or E-mail correspondence.

INFORMATION WE DISCLOSE

We do not disclose information about you, or our former clients, to third parties except on the limited basis necessary to help manage your affairs confidentially, and importantly on the limited basis permitted or required by law. As an example, we may provide information about you to third parties such as your custodian or accountant to assist us in servicing your account and to send transaction confirmations, quarterly and annual reports, and tax forms to you.

OUR SECURITY PROCEDURES

To ensure the highest level of confidentiality and security, we maintain physical, electronic, and procedural safeguards that comply with all applicable laws in order to protect your nonpublic personal information. We also restrict access to your non-public personal and account information to those employees who need to know that information to provide products or services to you. In addition, reasonable measures are taken to ensure for the proper disposal of any personal and account information in accordance with Securities and Exchange Commission Regulation S-P.

INVESTMENT ADVISER

KALMAR INVESTMENT ADVISERS

BARLEY MILL HOUSE

3701 KENNETT PIKE

WILMINGTON, DE 19807

(WEBSITE) WWW.KALMARINVESTMENTS.COM

DISTRIBUTOR

FORESIDE FUNDS DISTRIBUTORS LLC

400 BERWYN PARK

899 CASSATT ROAD

BERWYN, PA 19312

SHAREHOLDER SERVICES

BNY MELLON INVESTMENT SERVICING (US) INC.

4400 COMPUTER DRIVE

WESTBOROUGH, MA 01581

CUSTODIAN

THE BANK OF NEW YORK MELLON

ONE WALL STREET

NEW YORK, NY 10286

LEGAL COUNSEL

PEPPER HAMILTON LLP

3000 TWO LOGAN SQUARE

18TH & ARCH STREETS

PHILADELPHIA, PA 19103-2799

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

DELOITTE & TOUCHE LLP

1700 MARKET STREET

PHILADELPHIA, PA 19103

KALMAR POOLED INVESTMENT TRUST

BNY MELLON INVESTMENT SERVICING (US) INC.

4400 COMPUTER DRIVE

WESTBOROUGH, MA 01581

(WEBSITE) WWW.KALMARINVESTMENTS.COM

KL12—12/12

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s board of trustees has determined that each of Nicholas A. Giordano and David D. Wakefield is an “audit committee financial expert” serving on its audit committee and that each is “independent,” as such terms are defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $31,600 for 2011 and $33,500 for 2012.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2011 and $0 for 2012.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $6,000 for 2011 and $6,500 for 2012. The fees billed were for review by the principal accountant of the registrant’s Federal and State tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2011 and $0 for 2012.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter, the Registrant’s Audit Committee must pre-approve all audit and non-audit services to be provided to the Registrant. The Audit Committee also pre-approves any non-audit services provided by the Registrant’s principal accountant to Kalmar Investment Advisers.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

    (b) N/A

    (c) 100%

    (d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $0 for 2011 and $0 for 2012.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

 (b)   Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Kalmar Pooled Investment Trust

By (Signature and Title)* /s/ Ford B. Draper, Jr.
Ford B. Draper, Jr., Chief Executive Officer
(principal executive officer)

Date February 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Ford B. Draper, Jr.
Ford B. Draper, Jr., Chief Executive Officer
(principal executive officer)

Date February 27, 2013

By (Signature and Title)* /s/ Verna E. Knowles
Verna E. Knowles, Chief Financial Officer
(principal financial officer)

Date February 27, 2013

* Print the name and title of each signing officer under his or her signature.